UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                JANUARY 20, 2004
                                (Date of report)

                             RF MICRO DEVICES, INC.
             (Exact name of registrant as specified in its charter)

        NORTH CAROLINA                                     56-1733461
(State or other jurisdiction of                        (I.R.S. Employer
         incorporation)                               Identification No.)

         7628 THORNDIKE ROAD
 GREENSBORO, NORTH CAROLINA 27409-9421                     0-22511
(Address of principal executive offices)           (Commission file number)
            (Zip code)


                                 (336) 664-1233
                         (Registrant's telephone number,
                              including area code)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

             EXHIBIT NO.     DESCRIPTION OF EXHIBIT

                99.1         Press Release dated January 20, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On January 20, 2004, RF Micro Devices, Inc. issued a press release announcing fiscal 2004 third quarter results, ended December 31, 2003. A copy of this press release is attached as Exhibit 99.1.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               RF Micro Devices, Inc.

                               By: /S/ WILLIAM A. PRIDDY, JR.
                                   --------------------------
                                     William A. Priddy, Jr.
                                     Vice President, Finance and Administration
                                     and Chief Financial Officer

Date:    January 20, 2004